IQST - IQSTEL and Cycurion (CYCU) Sign MOU for Equity Exchange and Alliance to Build a Next-Gen AI-Driven Powerhouse with Half of the Stock to be Distributed as a Dividend to Shareholders

Both Companies combined have Invested Millions of Dollars over the last 5 years into Proprietary AI assets and technologies.

New York, NY – August 7, 2025 – IQSTEL Inc. (NASDAQ: IQST) (“IQSTEL”) and Cycurion Inc. (NASDAQ: CYCU) (“Cycurion”) today announced the signing of a Memorandum of Understanding (MOU) to become mutual equity partners following a planned $1 million stock exchange, with half of each company’s exchanged shares to be distributed as a dividend to enhance shareholder value. This milestone marks a significant step in the two companies’ collaboration and sets the stage for creating a powerhouse in AI-driven cybersecurity for the global telecommunications industry.

This transaction is designed to unlock shareholder value, while being strategically timed for both companies as the products and services of IQSTEL and Cycurion are largely insulated from potential disruptions caused by changes in U.S. tariffs and their economic consequences.

The agreement also strengthens the companies’ alliance by integrating complementary market strengths and uniting both organizations’ AI-focused Research and Development departments with a shared mission: to deliver next-generation cybersecurity solutions tailored for telecom industry, government institutions, and enterprise clients worldwide.

The Stock Exchange – Foundation for a Mutual Equity Partnership

Under the MOU, each company will issue $1 million worth of its common stock to the other.

The number of shares will be based on the lower of:

1. The Nasdaq Official Closing Price on the trading day immediately preceding the signing of the binding agreement; and

2. The average Nasdaq Official Closing Price over the five (5) trading days immediately preceding the signing of the binding agreement.

Subject to board and regulatory approvals, each company intends to distribute up to 50% of the shares it receives to its existing shareholders as a stock dividend —transforming IQSTEL shareholders into Cycurion shareholders, and vice versa.

This transaction is designed to unlock shareholder value by creating a mutual equity structure that both companies view as a “sibling company” relationship, ensuring each directly benefits from the other’s success. Importantly, both IQST and CYCU are actively traded stocks with weekly liquidity in the millions of U.S. dollars, which is believed to be highly advantageous for the combined ~30,000 shareholders across both companies.

In addition, the stock swap opens the door for powerful cross-selling opportunities: IQSTEL will be able to introduce its Telecom, Fintech, and AI-driven services to Cycurion’s established customer base, while Cycurion will gain access to offer its advanced cybersecurity solutions to some of the largest telecom operators in the world through IQSTEL’s extensive global network.

One Unified AI R&D Mission

Both IQSTEL and Cycurion operate advanced AI research and development teams, each with complementary expertise that makes this collaboration particularly powerful.

IQSTEL has been developing proprietary AI services through its in-house IQSTEL Intelligence division (www.realityborder.com), launching two proprietary products: www.Airweb.ai — a multilingual AI web/phone/messaging agent — and www.IQ2Call.ai — an AI-powered call center agent. Most recently, IQSTEL Intelligence was engaged by ONAR to develop a full suite of AI-driven sales support tools designed to streamline and enhance ONAR’s daily sales operations.

Meanwhile, Cycurion has been working to deliver the next generation of AI-based cybersecurity services, aimed at protecting telecom networks, government infrastructure, and enterprise systems.

Following the stock exchange, the companies except to join forces, pool resources, and align strategic focus to:

• deliver a proprietary, joint AI-driven cybersecurity solution, integrating IQSTEL’s AI innovations with Cycurion’s cybersecurity expertise.

• enhance Cycurion’s internal processes and customer support responsiveness using IQSTEL’s advanced AI virtual agents.

• accelerate innovation cycles and bring cutting-edge, next-generation cybersecurity products to market faster.

With this mutual equity transaction, IQSTEL and Cycurion are set to potentially become a true AI powerhouse — combining complementary strengths in AI innovation and cybersecurity. The market has yet to fully realize the potential value of this collaboration, which positions both companies to capture significant new opportunities in the rapidly evolving AI-driven cybersecurity landscape.

Complementary Market Strengths

The alliance is reinforced by the complementary reach of both companies:

• Cycurion has a strong presence in the U.S. market and deep relationships within government and institutional sectors.

• IQSTEL has a global footprint in telecommunications, with established commercial relationships spanning more than 600 telecom operators worldwide.

Together, the companies expect to cross-sell solutions, penetrate new markets, and open revenue streams that neither could fully capture alone

There is more to come in their Mutual Equity Partnership.

While this stock exchange is a transformative milestone, both companies emphasize that this is just the beginning of their mutual equity partnership. This transaction opens the door to a more intensive relationship in the future. The MOU outlines an initial 60-day exploratory period; however, the companies plan to execute the definitive agreement within the next 30 days — completing due diligence, securing internal approvals, and advancing toward implementation.

In parallel, both parties will work to identify further opportunities for collaboration, potentially including joint ventures, expanded R&D initiatives, and integrated go-to-market strategies designed to accelerate growth and maximize value for their combined shareholder base.

The companies will announce the registration date for the planned dividend in a separate joint communication once the definitive agreement is executed

Leandro Iglesias, CEO of IQSTEL, stated:

“This mutual equity partnership marks the creation of a powerhouse in AI-driven cybersecurity. By combining our resources, complementary customer bases, and innovation teams, we are setting a new standard for what’s possible. The benefits to our combined 30,000 shareholders are immediate — they will now own part of both companies, and our shared market liquidity makes that ownership all the more valuable.”

L. Kevin Kelly, CEO of Cycurion, commented:

“This is more than a stock swap. It’s the start of a long-term equity partnership that we expect will accelerate innovation and growth for both companies. We are confident that our U.S. and government market strength when combined with IQSTEL’s global telecom presence is a powerful combination that positions us for significant impact.”

About IQSTEL Inc.

IQSTEL Inc. (NASDAQ: IQST) is a U.S.-based, publicly traded company specializing in high-growth technology areas, including telecommunications, fintech, AI, and cybersecurity. With a presence in over 21 countries and commercial relationships with more than 600 telecom operators, IQSTEL is on a mission to reach $1 billion in annual revenue by 2027 through strategic acquisitions, organic growth, and high-margin tech solutions.

More info: www.iqstel.com

About Cycurion Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies, Cloudburst Security, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s and IQSTEL’s business. Many factors could cause Cycurion’s and IQSTEL’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements described in this press release.

Forward-looking statements include, but are not limited to, statements that express each company’s intentions, beliefs, expectations, strategies, predictions, or any other information relating to our future activities or other future events or conditions. Words such as "anticipate," "believe," "estimate," "expect," "intend", "could" and similar expressions, as they relate to each company or its respective management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about each company’s business based partly on assumptions made by management. Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: each company’s ability to successfully market its products and services; Each company’s continued ability to pay operating costs and ability to meet demand for its products and services; the amount and nature of competition from other telecom products and services; the effects of changes in the cybersecurity and telecom markets; each company’s ability to successfully develop new products and services; each company’s ability to complete complementary acquisitions and dispositions that benefit each company; each company’s success establishing and maintaining collaborative, strategic alliance agreements with its industry partners, including the equity exchange and the contemplated alliance between each company; each company’s ability to comply with applicable regulations; each company’s ability to secure capital when needed; and the other risks and uncertainties described in each company’s prior filings with the Securities and Exchange Commission.

These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may and are likely to differ materially from what is expressed or forecasted in forward-looking statements due to numerous factors. Any forward-looking statements speak only as of the date of this news release, and IQSTEL and Cycurion undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date of this news release.

For more information, please visit www.IQSTEL.com.

Investor Relations Contact:

IQSTEL Inc.

300 Aragon Avenue, Suite 375, Coral Gables, FL 33134

Email: investors@IQSTEL.com